EXHIBIT 10.9

           ADDENDUM/AMENDMENT TO EMPLOYMENT AGREEMENT
           ------------------------------------------

     This Addendum/Amendment (the "Amendment") is made and entered into this 7th day of May, 1997 by and between IntraTel Group, Ltd., formerly known as Intelicom Corporation and successor-in-interest to Intratel Acquisition Company, Inc. ("IntraTel"), and David Spezza ("Spezza").

     WHEREAS, the parties entered into an Employment Agreement dated March 12, 1997 (the "Agreement").

     WHEREAS, the parties desire to correct and amend the Agreement in the manner provided for herein.

     NOW THEREFORE, the parties hereby enter into this Amendment and herein agree as follows:

     FIRST: Unless otherwise specifically set forth herein, all terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     SECOND: Any reference in the Agreement to a position on IntraTel's Board of Directors in favor of Spezza is incorrect and/or a typographical error and therefore the Agreement is hereby amended to reflect that: (a) any such reference is deleted and eliminated from the Agreement, (b) any obligation of IntraTel to appoint Spezza to its Board of Directors is also deleted and eliminated, and (c) IntraTel shall in no way be in breach of the Agreement for failure to appoint Spezza to its Board of Directors.

     WHEREFORE, the parties have executed this Amendment as of the date first mentioned above.

IntraTel Group, Ltd.

By: /s/ ROBERT E. YAW                        /s/ DAVID SPEZZA
   ----------------------                    -------------------
Name:  Robert E. Yaw II                      David Spezza
Title : Chairman and CEO









                                2